UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2022

OWL ROCK CAPITAL CORPORATION II

(Exact Name of Registrant as Specified in its Charter)

Maryland	814-01219	47-5416332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 38th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 6, 2022, ORCC II Financing LLC and OR Lending II LLC, subsidiaries of Owl Rock Capital Corporation II (the “Company”) and the Company, entered into the Third Amended and Restated Credit Agreement (the “Amendment” and the facility as amended, the “Secured Credit Facility”), which amended that certain Second Amended and Restated Credit Agreement, dated April 29, 2019 (as amended by Amendment No. 1, dated July 13, 2021) by and among ORCC II Financing LLC and OR Lending II LLC, as Borrowers, the lenders from time to time parties thereto (the “Lenders”), Goldman Sachs Bank USA, as sole lead arranger and syndication agent and administrative agent, State Street Bank and Trust Company as collateral agent and collateral administrator and Cortland Capital Market Services LLC as collateral custodian. Among other changes, the Amendment converted the benchmark rate of the facility loans denominated in USD from LIBOR to term SOFR, extended the reinvestment period from November 30, 2022 to November 30, 2023, extended the stated maturity from November 30, 2023 to November 30, 2024, and increased the spread from 2.25% to 2.40%.

Borrowings of ORCC II Financing LLC and OR Lending II LLC are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

Item 2.03 – Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Third Amended and Restated Credit Agreement, dated as of May 6, 2022, by and among ORCC II Financing LLC and OR Lending II LLC, as Borrowers, the Lenders from time to time parties thereto, Goldman Sachs Bank USA, as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company as Collateral Administrator and Collateral Agent, and Cortland Capital Market Services LLC as Collateral Custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Owl Rock Capital Corporation II

May 10, 2022	By:	/s/ Bryan Cole
Name: Bryan Cole
Title: Chief Operating Officer and Chief Financial Officer